Exhibit 1(f)

                       NINTH AMENDMENT DATED JULY 28, 2000

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993

          Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of the Aggressive Growth Retirement Portfolio, Balanced Retirement Portfolio, Capital Appreciation Retirement Portfolio, Equity Income Retirement Portfolio, Flexible Income Retirement Portfolio, Growth Retirement Portfolio, Growth and Income Retirement Portfolio, International Growth Retirement Portfolio, Money Market Retirement Portfolio and Worldwide Growth Retirement Portfolio as series of Janus Aspen
Series:

                                   SCHEDULE A

          SERIES OF THE TRUST                            AVAILABLE CLASSES

         Aggressive Growth Retirement Portfolio

         Balanced Retirement Portfolio

         Capital Appreciation Retirement Portfolio

         Equity Income Retirement Portfolio

         Flexible Income Retirement Portfolio

         Growth Retirement Portfolio

         Growth and Income Retirement Portfolio

         International Growth Retirement Portfolio

         Money Market Retirement Portfolio

         Worldwide Growth Retirement Portfolio

         Aggressive Growth Portfolio                    Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

         Balanced Portfolio                             Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

         Capital Appreciation Portfolio                 Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

         Equity Income Portfolio                        Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

         Flexible Income Portfolio                      Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

         Global Life Sciences Portfolio                 Institutional Shares
                                                        Service Shares

         Global Technology Portfolio                    Institutional Shares
                                                        Service Shares

         Growth Portfolio                               Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

         Growth and Income Portfolio                    Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

         High-Yield Portfolio                           Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

         International Growth Portfolio                 Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

         Money Market Portfolio                         Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

         Strategic Value Portfolio                      Institutional Shares
                                                        Service Shares

         Worldwide Growth Portfolio                     Institutional Shares
                                                        Retirement Shares
                                                        Service Shares

[SEAL]